UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (August 23, 2007)

TEXAS INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4887	75-0832210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1341 West Mockingbird Lane, Dallas, Texas	75247
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 647 6700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item No(s).

7.01
Regulation FD Disclosure

On August 23, 2007 at 2:50 P.M. Eastern, the Company was a presenter at the Hodges Capital Management Investor Forum in Dallas, Texas. The replay of the presentation is available on the TXI website at: http://investorrelations.txi.com/ The slides accompanying the presentation are attached as Exhibit 99.1.

Limitation on Incorporation by Reference

The information in this report, including exhibits, shall not be deemed “filed” within the meaning of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

9.0	Exhibits Exhibit 99.1 Texas Industries, Inc. August 23, 2007 conference presentation

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INDUSTRIES, INC.

Date: August 23, 2007	By:	/s/ Frederick G. Anderson
Vice President and General Counsel